Exhibit 10.4

                         2003 MANAGEMENT INCENTIVE PLAN
                         ------------------------------

                        NOTICE OF RESTRICTED STOCK AWARD
                     REFERENCE No. 20__-___-_ (___________)
                              As of _________, 20__


           THIS AWARD IS GRANTED PURSUANT TO A RESTRICTED STOCK AWARD AGREEMENT BETWEEN THE COMPANY AND THE GRANTEE DATED AS OF _________, __, 20__, DESIGNATED NO. 20__-___

NAME OF GRANTEE:

TOTAL NUMBER OF SHARES
SUBJECT TO AWARD:                _______ shares of Ordinary Common Stock of
                                 Magellan Health Services, Inc. ("Shares")

TYPE OF BENEFIT:                 Restricted Stock Award, zero purchase price;
                                 subject to repurchase if not vested

PURCHASE PRICE PER SHARE:        $ 0

DATE OF GRANT:                   _____________

VESTING: The Shares shall vest in increments of 25% on the first, second, third and fourth anniversaries of the Date of Grant.

RIGHT OF REPURCHASE:             Yes, to the extent unvested, as provided by the
                                 Restricted Stock Award Agreement.

RESTRICTIONS ON TRANSFER:        None of the Shares granted herein may be
                                 Transferred until vested except as otherwise permitted by the Restricted Stock Award
                                 Agreement.


By signing your name below, you accept this award and acknowledge and agree that this award is granted under and governed by the terms and conditions of Magellan Health Services, Inc. 2003 Management Incentive Plan and the related Restricted Stock Award Agreement, reference number 20__-___, both of which are hereby made a part of this document.


GRANTEE:                                MAGELLAN HEALTH SERVICES, INC.

                                        By:
------------------------                           ---------------------------
Name:
                                        Name:
                                                   ---------------------------

                                        Title:
                                                   ---------------------------